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                                                                   EXHIBIT 23.03

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement on Form S-3 (dated October 17, 1997) of Quintiles Transnational Corp. of our report dated July 24, 1996, with respect to the financial statements of the Innovex Companies included in the Current Report on Form 8-K of Quintiles Transnational Corp. dated October 17, 1997.

                                                           KPMG
Reading, England
October 14, 1997